Exhibit 99.1

CHECKERS DRIVE-IN RESTAURANTS, INC.

4300 West Cypress Street, Suite 600 * Tampa, FL 33607 * (813) 283-7000 * (813) 283-7001

CONTACT:	Kim Francis
MARC PR
412-562-1186
kfrancis@marcusa.com

Checkers®/Rally’s® Offers Chance to Wave Green Flag at NASCAR’s® Brickyard 400®

Sweepstakes & Instant Win Game brings racing excitement to double drive-thrus

TAMPA, FL – July 19, 2004 – Checkers Drive-In Restaurants, Inc. (NASDAQ: CHKR), the nation’s largest double drive-thru chain and Official Burger of NASCAR’s® Brickyard 400® race, is offering race fans the chance to wave the Green Flag to start the 2004 Brickyard 400 race. Other prizes include a Supercharged SS Dale Earnhardt, Jr., Signature Series Monte Carlo® pace car, a three-day trip to the race in Indianapolis, and more.

These prizes can be won by playing the Checkers®/Rally’s® Brickyard 400 Collect and Win Sweepstakes and Instant Win Game, which crossed the starting line mid-June and runs through August 31, 2004 at participating Checkers and Rally’s restaurants. When customers “go large” by ordering a 42 oz. Coke® beverage or order a Brickyard 400 combo meal*, they can peel to reveal an instant-win prize or food offer, and one of the letters needed to spell “FINAL LAP” for a chance to qualify to win the Grand Prize Monte Carlo pace car. A random drawing of 1st place Instant-Win winners will be conducted to select the person who will wave the Green Flag to start the race.

“Checkers/Rally’s Sweepstakes and Instant Win Game offers fans a chance to win a unique experience that money can’t buy,” said Richard S. Turer, Vice President of Marketing, Checkers Drive-In Restaurants, Inc. “Waving the green flag to start one of the largest sporting events in the world is a chance of a lifetime.”

Following is a list of all Sweepstakes and Instant Win prizes and special food offers:

•	Collect and Win Sweepstakes Grand Prize –Supercharged SS Dale Earnhardt, Jr., Signature Series Monte Carlo pace car

•	Instant Win 1st Prize – three-day/two-night trip for two to the 2004 Brickyard 400 race event in Indianapolis, Indiana, and a chance to participate in the Green Flag Random Drawing

•	Instant Win 2nd Prize – $250 Online Racing Gear Gift Certificate

•	Instant Win 3rd Prize – Brickyard 400 12-Pack Coolers

•	Food offers include: free large Coke®; 16 oz. Shake; Apple Pie; Big Buford®; Famous Fries; Spicy Chicken Sandwich; Chili Cheese Dog; or Rallyburger® or Checkerburger® with any purchase at regular price.

Collect and Win Sweepstakes and Instant Win Official Rules can be obtained at local participating Checkers/Rally’s or at www.checkers.com through August 31, 2004. In addition, game pieces can be obtained, without purchase, by sending a handwritten, self-addressed, stamped envelope with a request for Official Rules and game pieces to Brickyard 400 Request, P.O. Box 7069, Cumberland, RI, 02864.

* No purchase necessary to enter or win.

Checkers Drive-In Restaurants, Inc.

Checkers Drive-In Restaurants, Inc. (www.checkers.com) is the largest double drive-thru restaurant chain in the United States. The Company develops, produces, owns, operates and franchises quick service “double drive- thru” restaurants.

Except for historical information, this announcement contains “forward-looking” and “Safe Harbor” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995.

Checkers Drive-In Restaurants, Inc.’s Brickyard 400® Collect and Win Sweepstakes and Instant Win Game are running at participating Checkers® and Rally’s® locations nationwide now through August 31, 2004. Participants have a chance to wave the Green Flag to start the 2004 Brickyard 400 or win a Supercharged SS Dale Earnhardt, Jr., Signature Series Monte Carlo® pace car.

In 2003, Checkers®/Rally’s® Franchisee of the Year, Larry Rockwell, received the honor of waving the Green Flag to start the Brickyard 400®. In 2004, a lucky Instant-Win winner will have the honor.

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